Acquisition of Apple Bidco Limited	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisition of Apple Bidco Limited

3.       Acquisition of Apple Bidco Limited

On February 28, 2020, the Company acquired 100.0% of the share capital of APR Energy from Fairfax Financial Holdings Ltd. and its affiliates (“Fairfax”) and certain other minority shareholders (collectively, the “Sellers”). Fairfax held 67.8% of APR Energy’s common shares. APR Energy owns and operates a fleet of capital-intensive assets, including gas turbines and other power generation equipment, and provides power solutions to customers through various contracts. The financial results of APR Energy have been included in the Company’s consolidated financial statements from February 29, 2020, after the date of acquisition, and include revenue of $198,300,000 and net earnings of $4,000,000 from that date through December 31, 2020.

At closing, Atlas issued 29,891,266 common shares and reserved 6,664,270 common shares for future issuance (the “Holdback Shares”). The Holdback Shares are issuable over a period of 90 days to five years after the date of acquisition and are subject to settlement of purchase price adjustments, indemnification arrangements and other future compensable events. These arrangements may be settled, at the Sellers’ option, by either cancellation of Holdback Shares or cash. In the case of purchase price adjustments, and certain inventory mechanisms, if Holdback Shares are insufficient, Sellers may choose to compensate the Company in cash or cancel previously issued common shares. Any Holdback Shares that are not cancelled after the expiry of their respective holdback periods, will be issued to the Sellers, plus any accrued distributions or dividends.

The net purchase price of $287,700,000 comprises of the following. Adjustments have been made from what was originally reported as a result of settlement of purchase price adjustments:

	As originally reported	Adjustments	As adjusted
29,891,266 common shares issued (1)	$316.8	—	$316.8
6,664,270 Holdback Shares (1)	70.6	—	70.6
Less: Contingent consideration asset (2)	(41.5)	(53.7)	(95.2)
Less: Purchase price adjustment (3)	(52.5)	48.0	(4.5)
Net purchase price	$293.4	$(5.7)	$287.7

(1)	The fair value was determined based on the closing market price of common shares on February 28, 2020, the acquisition date.
(2)

Pursuant to the acquisition agreement, the Sellers are required to compensate the Company for losses on cash repatriation from a foreign jurisdiction related to specified contracts. Losses on cash repatriation is recognized in other expenses in the period incurred. Subsequently, Fairfax had agreed, subject to definitive documentation, to compensate the Company for future losses realized on sale or disposal of certain property, plant and equipment and inventory items (note 11(d)).

(3)

During the year ended December 31, 2020, the Sellers forfeited their rights to receive 577,139 Holdback Shares and returned 1,849,641 previously issued common shares to the Company. Of this number, 1,122,290 shares were permanently forfeited as part of post-closing purchase price adjustments. The remaining 727,351 shares are held in reserve as treasury shares. The shares held in reserve will be issuable to the Sellers at a future date, subject to settlement of potential indemnified events. In addition, the Company agreed to issue 5-year warrants to purchase 5,000,000 common shares at an exercise price of $13.00 per share to Fairfax, subject to definitive documentation. As of December 31, 2020, the warrants were not yet issued. During the year ended December 31, 2020, 318,637 common shares were released from holdback and issued to the Sellers.

3.       Acquisition of Apple Bidco Limited (continued):

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date. Adjustments have been made from what was previously reported as a result of settlement of purchase price adjustments and refinements of estimates.

	As originally reported	Adjustments	As adjusted
Cash and cash equivalents	$36.7	—	$36.7
Inventory	54.4	(13.5)	40.9
Acquisition related assets (1)	65.0	31.4	96.4
Accounts receivable (2)	41.4	7.7	49.1
Other current assets	7.9	1.2	9.1
Property, plant and equipment	597.3	(150.1)	447.2
Intangible assets	35.4	(8.0)	27.4
Deferred tax assets	23.5	(6.9)	16.6
Other assets	13.9	—	13.9
Goodwill	—	117.9	117.9
Total assets acquired	875.5	(20.3)	855.2
Accounts payable and accrued liabilities	91.3	1.2	92.5
Income tax payable	104.0	2.5	106.5
Other current liabilities	17.2	—	17.2
Long-term debt (including current and non-current portions) (3)	311.6	—	311.6
Deferred tax liabilities	7.0	(6.0)	1.0
Other long-term liabilities	51.0	(12.3)	38.7
Net assets acquired	$293.4	$(5.7)	$287.7

(1)

Consists of indemnification assets recognized on acquisition. The Sellers are required to indemnify the Company for certain legal and tax matters through cancellation of the Holdback Shares or in cash, at the Sellers’ option. For certain of these arrangements, if the Holdback Shares are insufficient, Fairfax may be required to compensate the Company in cash. The amount to be indemnified is subject to the aggregate losses incurred at settlement of these legal and tax matters. The amount recognized is equal to the liabilities accrued for such legal and tax matters, based on the Company’s best estimates. For certain other indemnification arrangements, Fairfax is required to compensate the Company in cash, without minority shareholders.

(2)	The gross contractual accounts receivables acquired is $57.0 million. The amount not expected to be collected is $7.9 million.
(3)	Concurrent with the acquisition, the Company refinanced the debt facilities acquired (note 12).

The carrying amounts of cash and cash equivalents, accounts receivable and other current assets (consisting of prepaid expenses), accounts payable and accrued liabilities, income taxes payable and other current liabilities approximate their fair values due to the short-term maturity of the instruments. The fair value of long-term debt and other assets are categorized within Level 2 of the fair value hierarchy and determined based on expected payments. The fair values of contingent consideration assets, inventory, property, plant and equipment, intangible assets and asset retirement obligation included in other long-term liabilities were categorized within Level 3 of the fair value hierarchy and were determined using relevant market assumptions, including comparable sales and cost data, discount rates and future cash flows.

As part of the acquisition, the Company recorded $117,900,000 of goodwill resulting from expected synergies in congruence with APR’s unique position in the power generation market, which is not deductible for tax purposes and has been assigned to the power generation segment.

During the year ended December 31, 2020, the Company recognized $1,498,000 of acquisition related costs that were included in general and administrative expense. Cost recognized in the fourth quarter of 2019 was $2,294,000.

3.       Acquisition of Apple Bidco Limited (continued):

Pro forma financial information

The following table presents unaudited pro forma results for the year ended December 31, 2020 and 2019. The unaudited pro forma financial information combines the results of operations of the Company and APR Energy as though the acquisition had occurred as of January 1, 2019. The pro forma results contain adjustments that are directly attributable to the transaction, including depreciation of the fair value of property, plant and equipment, amortization of acquired intangible assets, and refinancing of debt. Additionally, pro forma net earnings were adjusted to exclude acquisition-related costs incurred.

	Year ended December 31,
Pro forma information	2020	2019
Revenue	$1,464.6	$1,452.9
Net earnings	179.3	454.4